EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of University General Health System, Inc. (the “Company”) for the year ended December 31, 2012, as filed with the Securities and Exchange Comission (the “Report”), we, Hassan Chahadeh, Chairman of the Board of Directors and Chief Executive Officer and I, Michael L. Griffin, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Hassan Chahadeh
October 21, 2013	Hassan Chahadeh
Chief Executive Officer

/s/ Michael L. Griffin
Michael L. Griffin
Chief Financial Officer/Controller